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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2000

                            PHARMACIA & UPJOHN, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                        1-11557                98-0155411
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(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)

                 100 Route 206 North
                 Peapack, New Jersey                             07977
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      (Address of Principal Executive Offices)                 (Zip Code)

                                 (888) 768-5501
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5.        Other Events.

          On January 10, 2000, Pharmacia & Upjohn, Inc., a Delaware corporation ("P&U"), and G.D. Searle & Co., a Delaware corporation and wholly-owned subsidiary of Monsanto Company, a Delaware corporation ("Monsanto"), announced an agreement to co-promote DETROL(TM) (tolterodine tartrate tablets) in the United States.

          This agreement is separate and independent from the merger agreement announced in December 1999 by P&U and Monsanto.

          A copy of the press release issued by P&U on January 10, 2000 is attached hereto as Exhibit 99 and is hereby incorporated by reference herein.

     ITEM 7.        Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits

               (99) Press Release, dated January 10, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 10, 2000

                                         PHARMACIA & UPJOHN, INC.

                                         By:  /s/ Don W. Schmitz
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                                            Name:    Don W. Schmitz
                                            Title:   Vice President, Associate
                                                     General Counsel and
                                                     Corporate Secretary

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                                  EXHIBIT INDEX

   Exhibit
      No.         Description
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      99          Press Release, dated January 10, 2000.






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